LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

(each, a “Fund”, and together, the “Funds”)

Supplement Dated April 11, 2016

to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in each Fund’s summary prospectus. You may obtain copies of a Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectuses for the Funds:

Effective June 13, 2016, the Fund will have a revised strategy which removes “long futures positions” as part of the Risk Management Strategy.

The following replaces the discussion of the “Risk Management Strategy” under Principal Investment Strategies:

Risk Management Strategy. The Fund’s adviser has retained Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) as sub-adviser to the Fund to implement the risk management strategy within the parameters stated below. Although up to 20% of the Fund’s net assets may be used by Milliman to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of the Fund not invested in underlying funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments.

The risk management strategy consists of using hedging instruments (short positions in exchange-traded futures contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. The Fund’s volatility strategy will adjust over time in relation to the target date. The strategy would allow for more volatility of the Fund’s returns the further the Fund is from the Fund’s target date, but seeks to more tightly control the volatility of the Fund’s returns as the investor reaches retirement and as the investor ages.

Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Futures contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.

Milliman selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Milliman will primarily sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities (from both underlying funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside equity market risk. Short futures contracts increase in value as equity markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts.

Even in periods of low volatility in the equity markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree.